Exhibit 99.1
Vertex and Concert Pharmaceuticals Complete Asset Purchase Agreement for CTP-656
Boston and Lexington, MA (July 25, 2017) - Vertex Pharmaceuticals Incorporated (NASDAQ: VRTX) and Concert Pharmaceuticals, Inc. (NASDAQ: CNCE) today announced the completion of their previously announced asset purchase agreement. Under the completed agreement, Vertex now has worldwide development and commercialization rights to CTP-656 and other assets related to the treatment of cystic fibrosis (CF). CTP-656 is an investigational cystic fibrosis transmembrane conductance regulator (CFTR) potentiator that has the potential to be used as part of future once-daily combination regimens of CFTR modulators that treat the underlying cause of cystic fibrosis. Concert received $160 million in cash upon closing and is eligible to receive up to $90 million in additional milestones based on regulatory approval in the U.S. and reimbursement in the U.K., Germany or France.
About Vertex
Vertex is a global biotechnology company that invests in scientific innovation to create transformative medicines for people with serious and life-threatening diseases. In addition to clinical development programs in CF, Vertex has more than a dozen ongoing research programs focused on the underlying mechanisms of other serious diseases.
Founded in 1989 in Cambridge, Mass., Vertex’s headquarters is now located in Boston’s Innovation District. Today, the company has research and development sites and commercial offices in the United States, Europe, Canada and Australia. Vertex is consistently recognized as one of the industry’s top places to work, including being named to Science magazine’s Top Employers in the life sciences ranking for seven years in a row. For additional information and the latest updates from the company, please visit www.vrtx.com.
About Concert
Concert Pharmaceuticals is a clinical stage biopharmaceutical company focused on applying its DCE Platform® (deuterated chemical entity platform) to create novel medicines designed to address unmet patient needs. The Company's approach starts with approved drugs in which deuterium substitution has the potential to enhance clinical safety, tolerability or efficacy. Concert has a broad pipeline of innovative medicines targeting autoimmune and inflammatory diseases and central nervous systems (CNS) disorders. For more information please visit www.concertpharma.com.
Vertex’s Special Note Regarding Forward-looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding potential milestone payments. While Vertex believes the forward-looking statements contained in this press release are accurate, these forward-looking statements represent the company's beliefs only as of the date of this press release and there are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, among other things, the risks listed under Risk Factors in Vertex's annual report and quarterly reports filed with the Securities and Exchange Commission and available through the company's website at www.vrtx.com. Vertex disclaims any obligation to update the information contained in this press release as new information becomes available.
Concert’s Cautionary Note on Forward-looking Statements
Any statements in this press release about our future expectations, plans and prospects, including statements about the potential payments to be received pursuant to the asset purchase agreement and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed in the "Risk Factors" section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and in other filings that we make with the Securities and Exchange Commission. In addition, any forward-looking statements included in this press release represent our views only as of the date of this release and should not be relied upon as representing our views as of any subsequent date. We specifically disclaim any obligation to update any forward-looking statements included in this press release.

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Contacts:
For additional information contact:
Vertex
Investors:
Michael Partridge, +1 617-341-6108
Eric Rojas, +1 617-961-7205
Zach Barber, +1 617-341-6470

Media:
Heather Nichols
mediainfo@vrtx.com or 617 961-5093

Concert
Investors:
Justine Koenigsberg
Concert Pharmaceuticals, Inc.
(781) 674-5284
ir@concertpharma.com

Media:
Kathryn Morris
The Yates Network
(845) 635-9828
kathryn@theyatesnetwork.com